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                                                                    EXHIBIT 10.1

        TWELFTH MODIFICATION OF OPEN-END MORTGAGE AND SECURITY AGREEMENT

      This TWELFTH MODIFICATION OF OPEN-END MORTGAGE AND SECURITY AGREEMENT is made as of the 30th day of December, 2005, by and between PROJECT DEVELOPMENT GROUP, INC., a Pennsylvania corporation, with an address of 1386 Beulah Road, Building 801, Pittsburgh, Pennsylvania 15235 (hereinafter called "MORTGAGOR") and SKY BANK, an Ohio banking institution, having an office at 101 East Washington Street, New Castle, Pennsylvania 16101 (hereinafter called "MORTGAGEE").

                                WITNESSETH THAT:

      WHEREAS, Mortgagor, PDG Environmental, Inc., Enviro-Tech Abatement Services, Co. and PDG, Inc. (collectively, "BORROWERS") and Mortgagee entered into that certain Loan Agreement dated as of August 3, 2000, as amended by that certain Amendment to Loan Agreement dated as of June 14, 2001, that certain Second Amendment to Loan Agreement dated as of May 6, 2002, that certain Third Amendment to Loan Agreement dated as of August 30, 2002, that certain Fourth Amendment to Loan Agreement dated as of December 31, 2002, that certain Fifth Amendment to Loan Agreement dated as of February 28, 2003, that certain Sixth Amendment to Loan Agreement dated as of July 22, 2003, that certain Seventh Amendment to Loan Agreement dated as of January 28, 2004, that certain Eighth Amendment to Loan Agreement dated July 8, 2004, that certain Ninth Amendment to Loan Agreement dated November 3, 2004, that certain Tenth Amendment to Loan Agreement dated December 21, 2004, as further amended by letter agreement dated June 13, 2005, that certain Eleventh Amendment to Loan Agreement dated June 22, 2005, and that certain Twelfth Amendment to Loan Agreement dated September 30, 2005 (collectively, the "CREDIT AGREEMENT"), pursuant to which Mortgagee agreed to make loans and credit accommodations to Borrowers (collectively, the "LOANS"); and

      WHEREAS, in accordance with the provisions of the Credit Agreement, Mortgagor executed that certain Open-End Mortgage and Security Agreement in favor of Mortgagee dated August 3, 2000 and recorded on August 9, 2000 in the Office of the Recorder of Deeds of Westmoreland County, Pennsylvania at Mortgage Book Volume 4944, Page 266, as modified by that certain Modification of Open-End Mortgage and Security Agreement dated June 14, 2001 and recorded on July 17, 2001 in the Office of the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200107030034685, that certain Second Modification of Open End Mortgage dated May 6, 2002 and recorded May 13, 2002 in the Office of the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200205130032431, that certain Third Modification of Open End Mortgage and Security Agreement dated as of August 30, 2002 and recorded September 30, 2002 in the Office of the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200209300062822, that certain Fourth Modification of Open End Mortgage and Security Agreement dated as of February 28, 2003 and recorded March 13, 2003 in the Office of the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200303130019873, that certain Fifth Modification of Open End Mortgage and Security Agreement dated as of July 22, 2003, and recorded August 8, 2003 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200308080064445, that certain Sixth Modification of Open End Mortgage and Security Agreement dated as of January 28, 2004 and recorded February 12, 2004 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200402120008111, that certain Seventh Modification of Open End Mortgage and Security Agreement dated as of July 8, 2004 and recorded July 21, 2004 in the Recorder of

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Deeds of Westmoreland County, Pennsylvania at Instrument No. 200407210043970,
that certain Eighth Modification of Open End Mortgage and Security Agreement dated as of November 3, 2004 and recorded November 8, 2004 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200411080066060, that certain Ninth Modification of Open End Mortgage and Security Agreement dated as of December 21, 2004 and recorded December 29, 2004 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200412290075990, that certain Tenth Modification of Open End Mortgage and Security Agreement dated as of June 22, 2005 and recorded July 18, 2005 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200507180036154, and that certain Eleventh Modification of Open End Mortgage and Security Agreement dated as of September 30, 2005 and recorded October 13, 2005 in the Recorder of Deeds of Westmoreland County, Pennsylvania at Instrument No. 200510130054254 (collectively, the "MORTGAGE") granting a mortgage lien to Mortgagee on that certain property and improvements located thereon which is described on Exhibit "A" thereto, in order to secure the payment of the principal of and interest on, inter alia, the Loans; and

      WHEREAS, Mortgagor and Mortgagee desire to amend the Mortgage to reflect, among other things, the amendment of the Credit Agreement by that certain Thirteenth Amendment to Loan Agreement dated the date hereof (the "AMENDMENT") pursuant to which Mortgagee has agreed at Borrowers' request to temporarily increase the aggregate principal amount of the Facility D Loans (as defined in the Credit Agreement) to $13,000,000 through the issuance of the Overline Facility D Note dated as of the date hereof from Borrowers to Mortgagee (the "OVERLINE FACILITY D NOTE"). The Credit Agreement as amended by the Thirteenth Amendment shall be referred to herein as the "AGREEMENT".

      NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. The definition of "Debt" contained in the fourth (4th) "Whereas" clause of the Mortgage shall include in addition to all other items of "Debt" set forth therein, all advances made by Mortgagee to Mortgagor under the Facility D Loan (as increased by the Amendment), and the definition of "Note" or "Notes" shall include, without limitation, the Overline Facility D Note.

      2. The Mortgage as amended hereby is given for the purpose of securing the Debt, as described above, and loan advances which Mortgagee may make to Mortgagor pursuant and subject to the terms and provisions of the Agreement, which Agreement is incorporated herein and made a part hereof by this reference. The parties hereto intend that, in addition to any other obligations secured hereby, the Mortgage as amended hereby shall secure unpaid balances of loan advances made after this Modification of Mortgage is delivered to the Recorder of Deeds

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of Westmoreland County, Pennsylvania for record, whether made pursuant to an obligation of Mortgagee or otherwise.

      3. All references in the Mortgage to "Agreement" shall refer to the Agreement as described herein.

      4. The recitals set forth above at the beginning of this Twelfth Modification to Open-End Mortgage and Security Agreement are hereby fully incorporated by reference.

      5. Except as expressly amended hereby, all of the terms, provisions and conditions of the Mortgage shall remain in full force and effect and shall be applicable hereto and are incorporated herein by reference thereto and made a part hereof.

      IN WITNESS WHEREOF, the Mortgagor and the Mortgagee have executed this Twelfth Modification of Mortgage as of the day and year first above written.

WITNESS:                                   PROJECT DEVELOPMENT GROUP, INC.

/s/ James D. Chiafullo                     By: /s/ John C. Regan
-----------------------------                  -----------------------------
                                               John C. Regan, President

WITNESS:                                   SKY BANK

                                           By: /s/ Douglas K. Pyle
-----------------------------                  -----------------------------
                                               Douglas K. Pyle
                                               Vice President

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